SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 9, 2020

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3075 LOYALTY CIRCLE
COLUMBUS, OH 43219
(Address and Zip Code of Principal Executive Offices)

(614) 729-4000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	ADS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2020, Alliance Data Systems Corporation’s (the “Company”) Annual Meeting was held in a virtual-only format.  A total of 39,785,603 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing approximately 83.54% of the Company’s shares outstanding as of April 13, 2020, the record date set for the Annual Meeting. The matters voted on at the Annual Meeting and the results for each matter were as follows:

(a) Each of Ralph J. Andretta, Roger H. Ballou, John C. Gerspach, Jr., Rajesh Natarajan, Timothy J. Theriault, Laurie A. Tucker and Sharen J. Turney was elected as a director of the Company to serve until the 2021 annual meeting of stockholders.

Ralph J. Andretta

34,587,853	For
144,243	Against
30,776	Abstain
5,022,731	Broker Non-Votes

Roger H. Ballou

32,864,387	For
1,818,810	Against
79,675	Abstain
5,022,731	Broker Non-Votes

John C. Gerspach, Jr.

34,583,498	For
147,365	Against
32,009	Abstain
5,022,731	Broker Non-Votes

Rajesh Natarajan

33,539,872	For
1,190,055	Against
32,945	Abstain
5,022,731	Broker Non-Votes

Timothy J. Theriault

33,549,688	For
1,181,576	Against
31,608	Abstain
5,022,731	Broker Non-Votes

Laurie A. Tucker

32,433,256	For
2,297,108	Against
32,508	Abstain
5,022,731	Broker Non-Votes

Sharen J. Turney

32,551,353	For
2,179,210	Against
32,309	Abstain
5,022,731	Broker Non-Votes

(b) Executive compensation was approved, on an advisory basis, by the Company’s stockholders.

32,803,807	For
1,929,481	Against
29,584	Abstain
5,022,731	Broker Non-Votes

(c) The 2020 Omnibus Incentive Plan was approved by the Company’s stockholders.

33,686,171	For
1,049,214	Against
27,487	Abstain
5,022,731	Broker Non-Votes

(d) The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020 was ratified by the Company’s stockholders.

37,340,767	For
2,370,597	Against
74,239	Abstain

Item 7.01 Regulation FD Disclosure.

On June 10, 2020, the Company issued a press release announcing changes to its board of directors. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

99.1	Press release dated June 10, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information contained in this report (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: June 10, 2020	By:	/s/ Joseph L. Motes III
Joseph L. Motes III
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary